EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of May 18, 2015, is among AMRESCO, LLC, an Ohio limited liability company (“Amresco”), BIOEXPRESS, LLC, a Utah limited liability company (“BioExpress”), INTEGRA COMPANIES, LLC a Massachusetts limited liability company (“Integra”), STI COMPONENTS, LLC, a Virginia limited liability company (“STI”), TEK PRODUCTS, INC., a Minnesota corporation (“TEK”) and VWR INTERNATIONAL, LLC, a Delaware limited liability company (“VWR International”) (each an “Originator”, and collectively, the “Originators”) and VWR RECEIVABLES FUNDING, LLC, a Delaware limited liability company, (the “Company”).

BACKGROUND

WHEREAS, Amresco, BioExpress, VWR Education, LLC, a Delaware limited liability company (“VWR Education”), VWR International and the Company entered into the Purchase and Sale Agreement as of November 4, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”);

WHEREAS, VWR Education entered into the Purchase and Sale Agreement and VWR Education subsequently merged into VWR International;

WHEREAS, immediately prior to this Amendment Integra, STI and TEK (the “Joined Originators”) where joined as originators to the Purchase and Sale Agreement by executing and delivering the Joinder Agreement (the “Joinder Agreement”) dated as of the date hereof among the Joined Originators and consented to by the Company and PNC Bank, National Association (“PNC”); and

WHEREAS, the parties hereto wish to amend the Purchase and Sale Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Purchase and Sale Agreement.

SECTION 2. Amendments to Purchase and Sale Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Purchase and Sale Agreement is hereby amended as follows:

(a) Section 2.2 of Purchase and Sale Agreement is hereby amended by deleting the definition of FMVD in its entirety and replaced with the following:

“FMVD	=	Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one divided by (b) the sum of (i) one, plus (ii) the product of (A) the sum of (1) the Prime Rate (calculated as of the last Business Day of the Fiscal Month or week, as applicable, preceding such Payment Date or, for the Closing Date, preceding the Cut-Off Date), (2) the Servicing Fee Rate, and (3) the LR, and (B) a fraction, the numerator of which is the Days’ Sales Outstanding (calculated as of the last Business Day of the Fiscal Month or week, as applicable, preceding such Payment Date or, for the Closing Date, preceding the Cut-Off Date) and the denominator of which is 365.

LR	=	Loss Rate and means a percentage established from time to time by the Company and VWR International, which reflects the anticipated loss rate with respect to the Receivables, as a group, to be sold under this Agreement.”

(b) Section 5.11 of the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 5.11 Investment Company. Such Originator is not and will not become as a result of the transactions contemplated by the Transaction Documents, an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. In addition, such Originator is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.”

(c) The following new Section 5.23 is hereby added to the Purchase and Sale Agreement immediately following Section 5.22 of the Purchase and Sale Agreement:

“SECTION 5.23 Anti-Money Laundering/International Trade Law. Based on the knowledge of such Originator, and after reasonable inquiry, no Covered Entity is a Sanctioned Person. Based on the knowledge of such Originator, and after reasonable inquiry, no Covered Entity (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.”

(d) The following new clause (k) is hereby added to the Purchase and Sale Agreement immediately following clause (j) of Section 6.1 of the Purchase and Sale Agreement:

“(k) Anti-Laundering/International Trade Law Compliance. The funds used to repay such Originator’s obligations under this Agreement and each of the other Transaction Documents will not to the knowledge of such Originator, after reasonable inquiry, be derived from any activity in violation of any Anti-Terrorism Laws. Each Covered Entity shall comply with all Anti-Terrorism Laws. Such Originator shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event.

(e) The following new clause (h) is hereby added to the Purchase and Sale Agreement immediately following clause (g) of Section 6.3 of the Purchase and Sale Agreement:

“(h) Anti-Laundering/International Trade Law Compliance. To the knowledge of such Originator, after reasonable inquiry, become a Sanctioned Person. To the knowledge of such Originator, after reasonable inquiry, (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of any purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law.”

(f) Section 7.5 of the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 7.5 Post-Closing Lock-Boxes. Notwithstanding anything to the contrary herein or in the Purchase Agreement, with respect to any Pool Receivables the Originator thereof is Integra Companies, LLC, STI Components, LLC or TEK Products, Inc., amounts receivable from Obligors of such Pool Receivables may be directed and paid to such Originator or into one or more lock-boxes or other deposit accounts held in the name of such Originator, as applicable (each, an “Originator Account”) (it being understood that (1) such Originator shall agree to hold any such funds and any funds on deposit in such Originator Account in trust for the benefit of the Seller and its assigns, (2) any funds received by such Originator directly or in such Originator Account shall be required to be remitted to a Lock-Box Account in the name of the Seller promptly following the establishment of such Lock-Box Account with respect to such Originator, and (3) such funds shall be applied pursuant to this Agreement and the Sale Agreement as if such funds were remitted to a Lock-Box Account) and, in each case, subject to the conditions that (i) the Seller or such Originator shall have established a Lock-Box Account with respect to such Originator in the name of the Seller no later than August 18, 2015, (ii) the Seller shall have entered into and delivered to the Administrator, no later than August 18, 2015, executed counterparts of the Lock-Box Agreements with the Lock-Box Banks holding or maintaining the Lock-Box Accounts to which payments on such Pool Receivables with respect to such Originator are remitted and (iii) at all times prior to the establishment of such Lock-Box Accounts with respect to such Originator and such delivery of such Lock-Box Agreements, the aggregate Outstanding Balance of all such Pool Receivables shall not exceed 5% of the aggregate Outstanding Balance of all Pool Receivables, the representations, warranties, covenants and other agreements of the applicable Originator with respect to the deposit of such funds and the related Originator Account shall not apply.”

(g) Schedule I to the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Schedule I hereto.

(h) Schedule III to the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Schedule III hereto.

(i) Schedule IV to the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Schedule IV hereto.

(j) Schedule V to the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Schedule V hereto.

(k) Exhibit A to the Purchase and Sale Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto.

SECTION 3. Representations, Warranties and Enforceability. Each Originator hereby represents and warrants to the Company, as of the date hereof with respect to itself, as follows:

(a) the representations and warranties of such Originator contained in Article V of the Purchase and Sale Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from this Amendment, that constitutes a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, as set forth in Section 8.1 of the Purchase and Sale Agreement; and

(c) (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Purchase and Sale Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms.

SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) The Company shall have received a fully executed counterpart of (i) this Amendment and (ii) the Joinder Agreement.

(b) PNC shall have received a fully executed counterpart of (i) this Amendment (ii) the Amendment No. 5 to the Receivables Purchase Agreement and Reaffirmation of the Performance Guaranty (the “RPA Amendment”) dated as of the date hereof among the Company, as seller, VWR International, as servicer and PNC, as administrator, related committed purchaser, purchaser agent and LC bank, (iii) the Joinder Agreement, (iv) Company Notes each dated as of the date hereof executed by the Company in favor of each Joined Originator, (v) the Second Amended and Restated Fee Letter (the “Fee Letter”) dated as of the date hereof among PNC and the Company and (vi) such other documents required pursuant to Section 4.3(a) of the Purchase and Sale Agreement.

(c) PNC and the Company shall have received such documents and certificates as PNC or the Company shall have reasonably requested on or prior to the date hereof.

(d) No Purchase and Sale Termination Event or Purchase and Sale Unmatured Termination Event, as set forth in Section 8.1 to the Receivables Purchase Agreement, shall have occurred and be continuing.

SECTION 5. Amendment. The Originators and the Company hereby agree that the provisions and effectiveness of this Amendment shall apply to the Purchase and Sale Agreement as of the date hereof. Except as amended by this Amendment, the Purchase and Sale Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

SECTION 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

SECTION 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Originators and the Company and their respective successors and permitted assigns.

SECTION 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. Governing Law and Jurisdiction. The provisions of the Purchase and Sale Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

AMRESCO, LLC, as an Originator

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

BIOEXPRESS, LLC, as an Originator

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-2	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

INTEGRA COMPANIES, LLC, as an Originator

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-3	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

STI COMPONENTS, LLC, as an Originator

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-4	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

TEK PRODUCTS, INC., as an Originator

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-5	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

VWR INTERNATIONAL, LLC, as an Originator

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

S-6	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

VWR RECEIVABLES FUNDING, LLC, as the Company

By:	/s/ Scott K. Baker
Name:	Scott K. Baker
Title:	Secretary

S-7	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

SCHEDULE I

Schedule I

LIST OF ORIGINATORS

AMRESCO, LLC

BioExpress, LLC

Integra Companies, LLC

STI Components, LLC

TEK Products, Inc.

VWR International, LLC

SCH I-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

SCHEDULE II

[Reserved]

SCH II-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

SCHEDULE III

Schedule III

STATE OF ORGANIZATION OF THE ORIGINATORS

Originator	State of Organization

AMRESCO, LLC	Ohio

BioExpress, LLC	Utah

Integra Companies, LLC	Massachusetts

STI Components, LLC	Virginia

TEK Products, Inc.	Minnesota

VWR International, LLC	Delaware

SCH III-1

SCHEDULE IV

Schedule IV

LOCATION OF BOOKS AND RECORDS OF THE ORIGINATORS

Originator	Location of Books and Records

AMRESCO, LLC	190876681 Cochran Road Solon, OH 44139 and 100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

BioExpress, LLC	100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

Integra Companies, LLC	29 Saratoga Blvd. Devens, MA 01432 and 100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

STI Components, LLC	606 Church Street, Unit 106 Morrisville, NC 27560 and 100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

TEK Products, Inc.	2435 W. Industrial Blvd. Long Lake, MN 55356 and 100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

VWR International, LLC	100 Matsonford Road Building One, Suite 200 Radnor, PA 19087

SCH IV-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

SCHEDULE V

Schedule V

TRADE NAMES

Legal Name	Trade Names

AMRESCO, LLC	AMRESCO, LLC

AMRESCO Inc.	AMRESCO Inc.

AMRESCO

BioExpress, LLC	BioExpress, LLC

BioExpress Corp.	BioExpress Corp.

Intermountain Scientific, Inc.	Intermountain Scientific, Inc.

BioExpress

GeneMate

Integra Companies, LLC	Integra Companies, LLC

STI Components, LLC	STI Components, LLC

TEK Products, Inc.	TEK Products, Inc.

VWR International, LLC	VWR International, LLC

VWR Education, LLC

Science Kit, Inc.	Science Kit, Inc.

Science Kit, LLC	Science Kit, LLC

Sargent Welch, LLC	Sargent Welch, LLC

Ward’s Natural Science	Ward’s Natural Science Establishment, LLC

SCH V-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

SCHEDULE V

Establishment, LLC	Ward’s Natural Science Establishment, Inc.

Ward’s Natural Science	VWR Education

Establishment, Inc.	Science Kit

Science Kit & Boreal Laboratories

Scientifics

SK Elementary

SKmath

SKeducation

SKreading

SKscience

Boreal Laboratories

Cenco Physics

Edmund Scientific

Sargent Welch

Ward’s

Ward’s Natural Science Establishment

X-treme Geek

VWR International, Inc.	VWR International, Inc.

VWR International

Cenco Physics

Sargent Welch

SCH V-2	Amendment No. 1 to PSA
VWR Receivables Funding, LLC

EXHIBIT A

Exhibit A

FORM OF PURCHASE REPORT

Originator: [                    ]

Company: [                    ]

Purchase Report Date:

1.	Outstanding Balance of Receivables Purchased: $

2.	Fair Market Value Discount:

1 / {1 + [(Prime Rate+Servicing Fee Rate+Loss Rate) x	Days’ Sales Outstanding	]}
365

Where:

Prime Rate =

Servicing Fee Rate =

Loss Rate =

Days’ Sales Outstanding =

3.	Purchase Price (1 x 2) = $

4.	Reductions in the Purchase Price = $

5.	Net Purchase Price (3-4) = $

EX A-1	Amendment No. 1 to PSA
VWR Receivables Funding, LLC